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                                                                  EXHIBIT 10(jj)


        THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL (OR SUCH OTHER EVIDENCE ACCEPTABLE TO THE COMPANY) THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.

                          COMMON STOCK PURCHASE WARRANT

Date of Issuance:  April 3, 2001                            Certificate No. W-1


         THIS IS TO CERTIFY that BANK OF AMERICA, N.A., and its transferees, successors and assigns (the "Holder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase, for the benefit of the Lenders, from ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), at the price of $0.01 per share (the "Exercise Price") (as such price may be adjusted as provided herein), at any time on or after the earlier of (i) March 31, 2002 or (ii) the Holder's exercise of its option to put upon the occurrence of a Put Event (as described in Section 9 hereof) (the "Commencement Date") and expiring on April 3, 2011 (the "Expiration Date") 1,510,909 shares (the "Aggregate Number") of the fully paid and nonassessable Common Stock, par value $0.01 per share ("Common Stock"), of the Company (as such number may be adjusted as provided herein and as provided in the Escrow Agreement).

         Capitalized terms used herein shall have the meanings ascribed to such terms in Section 13 hereof or as otherwise defined herein.

         SECTION 1.     The Warrant; Transfer and Exchange.

     (a) The Warrant. This Common Stock Purchase Warrant (the "Warrant") is issued under and pursuant to the Fourth Amendment and Waiver Agreement. This Warrant and the rights and privileges of the Holder and the Company hereunder may be exercised by the Holder in whole or in part as provided herein; shall survive any termination of the Credit Agreement;

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and, as more fully set forth in Sections 1(b) and 8 hereof, may be transferred by the Holder to any other Person or Persons at any time or from time to time, in whole or in part, regardless of whether the Holder retains any or all rights under the Credit Agreement.

     (b) Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 8 hereof, from time to time thereafter shall reflect the transfer of this Warrant on such register when surrendered for transfer in accordance with the terms hereof and properly endorsed, accompanied by appropriate instructions, and further accompanied by payment in cash or by check, bank draft or money order payable to the order of the Company, in United States currency, of an amount equal to any stamp or other tax or governmental charge or fee required to be paid in connection with the transfer thereof. Upon any such transfer, a new warrant or warrants shall be issued to the transferee and the Holder (in the event the Warrant is only partially transferred) and the surrendered warrant shall be canceled. Each such transferee shall succeed to all of the rights of the Holder under the Registration Rights Agreement; provided, that the Holder and such transferee may, simultaneously, also hold rights under the Registration Rights Agreement in proportion to their respective interests in this Warrant. This Warrant may be exchanged at the option of the Holder, when surrendered at the Principal Office of the Company, for another warrant or other warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock.

     SECTION 2. Exercise.

        (a) Right to Exercise. At any time on or after the Commencement Date (subject to the provision of Section 9) and on or before the Expiration Date, the Holder, in accordance with the terms hereof, may exercise this Warrant, in whole at any time or in part from time to time, by delivering this Warrant to the Company during normal business hours on any Business Day at the Company's Principal Office, together with the Election to Purchase, in the form attached hereto as Exhibit A and made a part hereof (the "Election to Purchase"), duly executed, and payment of the Exercise Price per share for the number of shares to be purchased (the "Exercise Amount"), as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day.

        (b) Payment of Exercise Price. Payment of the Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 2(c), or a combination thereof. In the case of payment of all or a portion of the Exercise Price pursuant to Section 2(c), the direction by the Holder to make a "Cashless Exercise" shall serve as accompanying payment for that portion of the Exercise Price. The amount of the Exercise Price to be paid shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price per share.

         (c) Cashless Exercise. The Holder shall have the right to pay all or a portion of the Exercise Price by making a "Cashless Exercise" pursuant to this Section 2(c), in which case the portion of the Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase by an amount equal to
(i) the Exercise Price to be so paid divided by (ii) the Fair Market Value Per Share.



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

         (d) Issuance of Shares of Common Stock. Upon receipt by the Company of this Warrant at its Principal Office in proper form for exercise, and accompanied by payment of the Exercise Price as aforesaid, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon such surrender of this Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Holder (and in such name or names as the Holder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in Section 2(c) for a Cashless Exercise.

         (e) Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon an exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Holder in an amount equal to the same fraction of the Fair Market Value Per Share determined as of the Business Day immediately preceding the date of exercise of this Warrant.

         (f) Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Holder a Warrant in like form for the unexercised portion thereof.

         SECTION 3. Payment of Taxes. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 6 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the Holder in respect of which such shares or securities are issued.

         SECTION 4. Replacement Warrant. In case this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company, provided that if the Holder is a financial institution or other institutional investor its own agreement shall be satisfactory.

         SECTION 5. Reservation of Common Stock and Other Covenants.

         (a) Reservation of Authorized Common Stock. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or securities deliverable pursuant to
Section 6 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations under this Warrant.

         (b) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of the exercise of this Warrant, or


                                       3
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any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 6 hereof, require registration with or approval of any governmental authority under any federal or state law (other than securities laws) before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, use its reasonable best efforts to secure upon and after exercise of this Warrant such registration or approval, as the case may be (including but not limited to approvals or expirations of waiting periods required under the Hart Scott Rodino Antitrust Improvements Act).

         (c) Regulatory Requirements and Restrictions. In the event of any reasonable determination by the Holder that, by reason of any existing or future federal or state law, statute, rule, regulation, guideline, order, court or administrative ruling, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) (collectively, a "Regulatory Requirement"), the Holder is effectively restricted or prohibited from holding this Warrant or the Warrant Shares (including any shares of capital stock or other securities distributable to the Holder in any merger, reorganization, readjustment or other reclassification), or otherwise realizing upon or receiving the benefits intended under this Warrant, the Company shall use its reasonable best efforts to take such action as the Holder and the Company shall jointly agree in good faith to be reasonably necessary to permit the Holder to comply with such Regulatory Requirement. The reasonable costs of taking such action, whether by the Company, the Holder or otherwise, shall be borne by the Company; provided, however, that the Holder will use all reasonable efforts to minimize the costs of taking such action.

         (d) Validly Issued Shares. The Company covenants that all shares of Common Stock that may be delivered upon exercise of this Warrant, assuming full payment of the Exercise Price, (including those issued pursuant to Section 6 hereof) shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all stamp taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever.

         SECTION 6. Adjustments to Aggregate Number.

         Under certain conditions, the Aggregate Number is subject to adjustment as set forth in this Section 6. No adjustments shall be made under this Section 6 as a result of the issuance by the Company of the Warrant Shares issuable upon exercise of this Warrant (the "Exempt Issuance").

         (a) Adjustments. The Aggregate Number, after taking into consideration any prior adjustments pursuant to this Section 6, shall be subject to adjustment from time to time as follows and, thereafter, as adjusted, shall be deemed to be the Aggregate Number hereunder.

                  (i) Stock Dividends. Subdivisions and Combinations. In case at any time or from time to time the Company shall:

                           (A) issue to the holders of its Common Stock a
                  dividend payable in, or other distribution of, Common Stock (a "Stock Dividend"),


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

                           (B) subdivide its outstanding shares of Common Stock
                  into a larger number of shares of Common Stock, including without limitation by means of a stock split (a "Stock Subdivision"), or

                           (C) combine its  outstanding  shares of Common Stock
                  into a smaller number of shares of Common Stock (a "Stock Combination"),

then the Aggregate Number in effect immediately prior thereto shall be (1) proportionately increased in the case of a Stock Dividend or a Stock Subdivision and (2) proportionately decreased in the case of a Stock Combination and the Exercise Price shall be proportionately adjusted. In the event the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a Stock Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (ii) Other Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

                           (A)      cash,

                           (B) any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash) or

                           (C) any options, warrants or other rights to
                  subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the Holder shall be entitled to elect by written notice to the Company to receive (1) immediately and without further payment the cash, evidences of indebtedness, stock, securities, other property, options, warrants and/or other rights (or any portion thereof) to which the Holder would have been entitled by way of such Distribution as if the Holder had exercised this Warrant immediately prior to such Distribution or (2) upon the exercise of this Warrant at any time on or after the taking of such record, the number of Warrant Shares to be received upon exercise of this Warrant determined as stated herein and, in addition and without further payment, the cash, evidences of indebtedness, stock, securities, other property, options, warrants and/or other rights (or any portion thereof) to which the Holder would have been entitled by way of such Distribution and subsequent dividends and distributions through the date of exercise as if such Holder (x) had exercised this Warrant immediately prior to such Distribution and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock.

                  A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a Distribution by the Company to the holders of its Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a Stock Subdivision or Stock Combination, as the case may be, of the outstanding' shares of Common Stock within the meaning of Section 6(a)(i) hereof.

                  (iii) Issuance of Common Stock. If at any time or from time to time the Company shall (except as hereinafter provided in this Section 6(a)(iii)) issue or sell any additional shares of Common Stock for a consideration per share less than the Fair Market Value Per Share, then, effective on the date specified below, the Aggregate Number shall be adjusted by multiplying (A) the Aggregate Number immediately prior thereto by (B) a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, the number of shares of Common Stock issuable upon the conversion or exercise of options, warrants, rights or convertible securities (whether or not then exercisable), and the number of such additional shares of Common Stock so issued and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, the number of shares of Common Stock issuable upon the conversion or exercise of options, warrants, rights or convertible securities (whether or not then exercisable), and the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at the Fair Market Value Per Share. The date as of which the Fair Market Value Per Share shall be computed shall be the earlier of the date on which the Company shall enter into a firm contract or commitment for the issuance of such additional shares of Common Stock or the date of actual issuance of such additional shares of Common Stock.

                  The provisions of this Section 6(a)(iii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is otherwise provided under Section 6(a)(i) hereof. No adjustment of the Aggregate Number shall be made under this Section 6(a)(iii) upon the issuance of any additional shares of Common Stock which are issued pursuant to (1) the exercise of this Warrant in whole or in part or pursuant to any other Exempt Issuance,
(2) the exercise of other subscription or purchase rights or (3) the exercise of any conversion or exchange rights in any Convertible Securities, provided that for purposes of clauses (2) or (3) an adjustment shall previously have been made upon the issuance of such other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrants or other rights therefor) pursuant to Section 6(a)(iv) or (v) hereof.

                  (iv) Warrants and Options. If at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly, by assumption in a merger in which the Company is the surviving corporation and in which the shareholders of the Company immediately prior to the merger continue to own more than 50% of the Outstanding Common Stock immediately after the merger and for a period of 180 days thereafter, or otherwise) issue or sell any warrants, options or other rights to subscribe for or purchase (A) any shares of Common Stock or (B) any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value Per Share, then the Aggregate Number shall be adjusted as provided in Section 6(a)(iii) hereof on the basis that (1) the maximum number of additional shares of Common Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Market Value Per Share as hereinafter provided and (2) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants, options or other rights or such Convertible Securities. For purposes of this Section 6(a)(iv), the effective date of such adjustment and the date as of which the Fair Market Value Per Share shall be computed shall be the earliest of (A) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants, options or other rights, (B) the date on which the Company shall enter into a firm contract or commitment for the issuance of such warrants, options or other rights and (C) the date of actual issuance of such warrants, options or other rights.

                  (v) Convertible Securities. If at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of or shall in any manner (whether directly, by assumption in a merger in which the Company is the surviving corporation and in which the shareholders of the Company immediately prior to the merger continue to own more than 50% of the Outstanding Common Stock immediately after the merger and for a period of 180 days thereafter, or otherwise) issue or sell Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value Per Share, then the Aggregate Number shall be adjusted as provided in Section 6(a)(iii) hereof on the basis that (A) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Market Value Per Share as herein provided and (B) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such Convertible Securities. For purposes of this Section 6(a)(v), the effective date of such adjustment and the date as of which the Fair Market Value Per Share shall be computed shall be the earliest of (1) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible Securities, (2) the date on which the Company shall enter into a firm contract or commitment for the issuance of such Convertible Securities and (3) the date of actual issuance of such Convertible Securities.


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

                  No adjustment of the Aggregate Number shall be made under this
Section 6(a)(v) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights if an adjustment shall previously have been made or if no such adjustment shall have been required upon the issuance of such warrants, options or other rights pursuant to Section 6(a)(iv) hereof.

                  (vi) Subsequent Adjustments. If at any time after any adjustment of the Aggregate Number shall have been made pursuant to Section 6(a)
(iv) or (v) hereof on the basis of the issuance of warrants, options or other rights or the issuance of Convertible Securities, or after any new adjustments of the Aggregate Number shall have been made pursuant to this Section 6(a)(vi),

                           (A) such warrants, options or rights or the right of conversion or exchange in such Convertible Securities shall expire, and a portion of such warrants, options or rights, or the right of conversion or exchange in respect of a portion of such Convertible Securities, as the case may be, shall not have been exercised prior to such expiration, and/or

                           (B) in the case of adjustments made pursuant to
         Section 6(a)(iv) or (v), the consideration per share for which shares of Common Stock are issuable pursuant to such warrants, options or rights in accordance with the terms of such Convertible Securities shall be irrevocably increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation. Simultaneously therewith, a recomputation shall be made of the effect of such warrants, options or rights or Convertible Securities on the determination of the Aggregate Number, which shall be made on the basis of:

                           (1) treating the number of additional shares of
                  Common Stock, if any, theretofore actually issued pursuant to the previous exercise of such warrants, options or rights or such right of conversion or exchange as having been issued on the date or dates of such exercise and, in the case of a recomputation of a calculation originally made pursuant to
                  Section 6(a)(iv) or (v), for the consideration actually received and receivable therefor, and

                           (2) in the case of a recomputation of a calculation
                  originally made pursuant to Section 6(a)(iv) or (v), treating any such warrants, options or rights or any such Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such irrevocable increase of the consideration per share for which shares of Common Stock are issuable under such warrants, options or rights or Convertible Securities;

         and, if and to the extent called for by the foregoing provisions of
         Section 6(a)(vi) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, such new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  (vii) Miscellaneous. The following provisions shall be applicable to the making of adjustments of the Aggregate Number provided above in this Section 6(a):

                           (A) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company or any of its Subsidiaries shall be deemed an issuance thereof for the purposes of this Section 6(a).

                           (B) To the extent that any additional shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities (1) are issued solely for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, (2) are offered by the Company for subscription, the consideration received by the Company shall be deemed to be the subscription price or (3) are sold to underwriters or dealers for public offering, the net consideration (after giving effect to underwriting discounts) received by the Company shall be deemed to be the consideration received by the Company therefor, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends. To the extent that such issuance shall be for a consideration other than cash, or partially for cash and partially for other consideration, then, except as otherwise expressly provided herein, the amount of such consideration shall be deemed to be the fair market value of such consideration plus, if applicable, the amount of such cash) at the time of such issuance, determined in the manner set forth in Section 6(d)(ii). In case any additional shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase such additional shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company is the survivor and issues any securities, the amount of consideration therefor shall be deemed to be the fair market value of such additional shares of Common Stock, Convertible Securities, warrants, options or other rights, as the case may be, determined in the manner set forth in Section 6(d)(ii).

                           The consideration for any shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be equal to (x) the consideration received by the Company for issuing any warrants, options or other rights to subscribe for or purchase such Convertible Securities, plus (y) the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus (z) the consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange of such Convertible Securities.

                           In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall, be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                           (C) The adjustments required by the preceding paragraphs of this Section 6(a) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Aggregate Number that would otherwise be required shall be made (except in the case of a Stock Subdivision or Stock Combination, as provided for in Section 6(a)(i) hereof) unless and until such adjustment either by itself or with other adjustments not previously made adds or subtracts at least one one-hundredth of one share to or from the Aggregate Number immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6(a) and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           (D) In computing adjustments under this Section 6(a), fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                           (E) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (b) Changes in Common Stock. In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company's assets, liquidation, recapitalization or reclassification of the Common Stock) in connection with which the previous Outstanding Common Stock shall be changed into or exchanged for different securities of the Company or capital stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction, lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled to elect by written notice to the Company to receive (i) a new warrant in form and substance similar to, and in exchange for, this Warrant to purchase all or a portion of such securities or other property or (ii) upon exercise of this Warrant at any time on or after the consummation of the Transaction, in lieu of the Warrant Shares issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 6). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or other entity (other than the Company) which may be required to deliver any new warrant, securities or other property as provided herein shall assume, by written instrument delivered to the Holder, the obligation to deliver to such Holder such new warrant, securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive and such corporation or entity shall have similarly delivered to the Holder an opinion of counsel for such corporation or entity, satisfactory to the Holder, which opinion shall state that all of the terms of the new warrant or this Warrant shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as the Holder may reasonably request. The foregoing provisions of this Section 6(b) shall similarly apply to successive Transactions.

          (c) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action of the type contemplated in
Section 6(a) or (b) hereof but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then, unless in the opinion of the Company's board of directors such action will not have a Material Adverse Effect upon the rights of the Holder (taking into consideration, if necessary, any prior actions which the Board of Directors deemed not to materially adversely affect the rights of the Holder), the Aggregate Number shall be adjusted in such manner and at such time as the Board of Directors of the Company may in good faith determine to be equitable in the circumstances.

         (d) Notices.

                  (i) Notice of Proposed Actions. In case the Company shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (B) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or additional shares of Common Stock or shares of stock of any class or any other securities, warrants, rights or options, (C) to effect any reclassification of its Common Stock, (D) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (E) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (F) to effect the liquidation, dissolution or winding up of the Company or (G) to effect any other action which would require an adjustment under this Section 6, then in each such case the Company shall give to the Holder written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, or the date on which the transfer of Common Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and on the Aggregate Number after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (A) or (B) above at least 30 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 30 days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock.

                  (ii) Adjustment Notice. Whenever the Aggregate Number is to be adjusted pursuant to this Section 6, unless otherwise agreed by the Holder, the Company shall promptly (and in any event within 10 Business Days after the event requiring the adjustment) prepare a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The certificate shall set forth, if applicable, a description of the basis on which the Board of Directors in good faith determined, as applicable, the Fair Market Value Per Share, the fair market value of any evidences of indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights, or other property or the equitable nature of any adjustment under Section 6(b) or (c) hereof, the new Aggregate Number and, if applicable, any new securities or property to which the Holder is entitled. The Company shall promptly cause a copy of such certificate to be delivered to the Holder. In the case of any determination of Fair Market Value Per Share, such certificate shall be delivered to the Holder within the time period set forth in the definition of Fair Market Value Per Share and the Holder may object thereto as provided therein. Any other determination of fair market value shall first be determined in good faith by the Board of Directors and be based upon an arm's length sale of such indebtedness, shares of stock, other securities, warrants, other subscription or purchase rights or other property, such sale being between a willing buyer and a willing seller. In the case of any such determination of fair market value, the Holder may object to the determination in such certificate by giving written notice within 10 Business Days of the receipt of such certificate and, if the Holder and the Company cannot agree to the fair market value within 10 Business Days of the date of the Holder's objection, the fair market value shall be determined by a national or regional investment bank or a national accounting firm mutually selected by the Holder and the Company, the fees and expenses of which shall be paid 50% by the Company and 50% by the Holder unless such determination results in a fair market value more than 110% of the fair market value determined by the Company in which case such fees and expenses shall be paid by the Company. The Company shall keep at its Principal Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant (in whole or in part) if so designated by the Holder.

         SECTION 7. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under Section 6 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise or (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

         SECTION 8. Transfers of the Warrant.

         (a) Generally. Subject to the restrictions set forth in this Section 8, the Holder may at any time and from time to time freely transfer this Warrant and the Warrant Shares in whole or in part. This Warrant has not been, and the Warrant Shares at the time of their issuance may not be, registered under the Securities Act and except as provided in the Registration Rights Agreement, nothing herein contained shall be deemed to require the Company to so register this Warrant and the Warrant Shares. This Warrant and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein and in the Credit Agreement, and every Holder hereof by accepting the same grees with the Company to such provisions and conditions, and represents to the Company that this Warrant has been acquired and the Warrant Shares will be acquired for the account of the Holder for investment and not with a view to or for sale in connection with any distribution thereof.

         (b) Compliance with Securities Laws. The Holder agrees that the Warrant and the Warrant Shares may not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an applicable exemption from the registration requirements of the Securities Act and such state securities laws. In the event that the Holder transfers this Warrant or the Warrant Shares pursuant to an applicable exemption from registration, the Company may request, at its expense, an opinion of counsel that the proposed transfer does not violate the Securities Act and applicable state securities laws.

         (c) Restrictive Securities Legend. The certificate representing the shares of Common Stock issued upon the exercise of the Warrant shall bear the restrictive legends set forth below:

               "The shares represented by this certificate have not been registered under the Securities Act of 1933, or the securities laws of any State and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable State securities laws or pursuant to an applicable exemption from the registration requirements of such Act and such laws."

         SECTION 9. Option to Put.

         (a) Put Rights. Notwithstanding any other provision of this Warrant, the Required Holders may elect by giving the Company written notice thereof pursuant to Section 10(a) hereof, from time to time, at any time after the occurrence of a "Put Event" (as defined in Section 9(b) hereof), to sell to the Company (at a price established pursuant to Section 10(c) hereof) this Warrant, the Warrant Shares or any portion thereof (collectively, the "Warrant Securities") and the Company shall be required to purchase such Warrant Securities or portion thereof in accordance with the terms hereof and Section 10 hereof.

         (b) Put Events. The right of the Required Holders to require the Company to purchase the Warrant Securities or any portion thereof under Section 9(a) hereof shall be exercisable upon or at any time upon the earliest to occur of March 31, 2002 and any of the following events or circumstances, or upon the agreement or authorization by or on behalf of the Company or any of its shareholders to undertake any of the following (each a "Put Event"):

                  (i)      the consummation of any Organic Change;

                  (ii)     the occurrence of a Change of Control;

                  (iii)    the consummation of a Public Offering; or

                  (iv)     the occurrence of an Event of Default.

         SECTION 10. Manner of Redemption.

         (a) Put Notice. The Required Holders shall give notice of exercise (the "Put Notice") of the option under Section 9 hereof to put all or a portion of the Warrant Securities to the Company by hand delivery, receipt requested, by overnight delivery service, or by registered first-class mail, postage prepaid. Such notice shall be mailed or, in the case of hand delivery or overnight delivery service, delivered (such date of mailing or delivery being the "Put Exercise Date") not less than 30 nor more than 60 days prior to the date set forth in the notice as the date fixed for redemption (the "Put Redemption Date"), to the Company at its Principal Office. All redemption notices shall set forth the Put Redemption Date and the Warrant Securities to be redeemed.

         (b) Exercise Notice. Within five Business Days after receipt of a Put Notice from the Required Holders, the Company shall give written notice of such exercise (the "Exercise Notice") to each other holder of Warrant Securities (such other holders being referred to herein collectively as the "Other Holders"). Each Other Holder will have the right to participate in the redemption and require the Company to redeem all or any portion of such Other Holder's Warrant Securities by delivering written notice thereof to the Company within 10 Business Days following receipt of the Exercise Notice. All such notices delivered by such Other Holders will be deemed to have been delivered as of the date of the initial Put Notice and taken together will be deemed to be one exercise of the rights of such Required Holders and Other Holders to put all or a portion of their Warrant Securities as provided hereunder.

         (c) Put Redemption Price. The purchase price (the "Put Redemption Price") of the Warrant Securities or any part thereof to be redeemed by the Company hereunder shall be calculated (for the purposes of a redemption under this Section 10 as of the Put Exercise Date (the "Put Redemption Price Calculation Date") and shall be equal to (i) in the case of this Warrant, the product of (A) the difference of (1) the Fair Market Value Per Share minus (2) the Exercise Price per share then in effect multiplied by (B) that portion of this Warrant (expressed in Warrant Shares) to be redeemed and (ii) in the case of any Warrant Shares issued upon exercise of this Warrant, the product of (A) the Fair Market Value Per Share multiplied by (B) that number of Warrant Shares to be redeemed.

         (d) Closing. On the Put Redemption Date, the holders of the Warrant Securities to be redeemed shall surrender such Warrant Securities to the Company at its Principal Office or such other place as may be set forth in the Put Notice on tender by the Company of the Put Redemption Price in cash or other immediately available funds. Payment of the Put Redemption Price shall only be out of Legally Available Funds. At the request of the Required Holders, the Company will deliver to the holders of the Warrant Securities to be redeemed, at the Company's expense, an opinion of counsel reasonably acceptable to such holders to the effect that such payment is being made out of Legally Available Funds. Such counsel may rely upon a certificate or report from the Company's chief financial officer or independent certified public accountant in rendering such opinion. In the event any appraisal to be conducted in connection with the determination of Fair Market Value Per Share has not been completed five Business Days prior to the Put Redemption Date, the Put Redemption Date shall be postponed until five Business Days after the completion of such appraisal.

         (e) Partial Exercise. If this Warrant is redeemed only in part, the Company shall issue a new warrant or warrants for the remaining portion of the Warrant, which warrant or warrants shall be registered in the name of and delivered to the appropriate holder.

         (f) No Restrictive Agreements: Legally Available Funds.

                  (i) Covenant Not to Impair Put Rights. The Company covenants and agrees that, after the date hereof, it shall not, without the prior written consent of the Required Holders, enter into or agree to become subject to any term, condition, provision or agreement that would restrict in any way the performance of the Company's obligations under this Section 10 or the availability of Legally Available Funds with which to perform such obligations.

                  (ii) Restrictions on Purchase. Notwithstanding anything in the Warrant to the contrary, the Company shall not be required to redeem any portion of the Warrant Securities to the extent that at the time of the Put Redemption Date there exist any Restrictions on Purchase.

                  (iii) Remedial Action. Upon receipt of a Put Notice, if the Company believes that at the time of the Put Redemption Date, the Company would not have sufficient Legally Available Funds to perform its obligations under this Section 10, then the Company shall promptly use all reasonable efforts to cause such Legally Available Funds to become available in any manner permitted or contemplated by the General Corporation Law of the State of Delaware, as amended, or any comparable provision of any succeeding law. If, notwithstanding the Company's reasonable efforts pursuant hereto, the Company is unable to fulfill its obligations under this Section 10 because of insufficient Legally Available Funds or due to the existence of one or more Restrictions on Purchase, the Company shall give prompt written notice thereof to each holder of

         Warrant Securities specifying in reasonable detail the nature thereof and the extent, if any, to which the Company would be able to fulfill its obligations under this Section 10.

                  (iv) Holder Options. If any Restrictions on Purchase exist on the proposed Put Redemption Date, the Required Holders may elect pursuant to written notice given by the Required Holders to the
         Company: (A) that each holder's put rights pursuant to the Put Notice shall remain exercised and the Put Redemption Date shall be deferred until any of the first five Business Days after all such Restrictions on Purchase cease to exist; provided, that, as and to the extent that such Restrictions on Purchase cease to exist, the Company shall promptly make partial payments of the Put Redemption Price to the holders of Warrant Securities to be redeemed, in which case there shall be a series of redemptions, each of which shall take place not more than five Business Days after such Restrictions on Purchase have ceased to exist to an extent that would permit such partial payments of the Put Redemption Price in increments of not less than $25,000; (B) the exercise of the put rights pursuant to Section 9(a) shall be rescinded in whole or in part at the option of the Required Holders (with the result that the Required Holders may require the Company to redeem the Warrant Securities at any time thereafter until 18 months after the date the Required Holders give notice to rescind the exercise of such put rights); or (C) to the extent the Company is unable to pay the Put Redemption Price in compliance with the terms of this Section 10(f)(iii), such Put Redemption Price shall be paid by delivery to the Holder hereof of a promissory note of the Company dated the date of the applicable Put Redemption Date, having a term of one year from the date thereof, providing for a single payment of principal at the end of its term, bearing interest at a rate per annum (computed for the actual number of days elapsed on the basis of a 360-day year) equal to 16% with quarterly interest payments and allowing for prepayment at any time without premium or penalty.

         (g) Limit on Grant of Other Put or Redemption Rights. The Company covenants and agrees that from the date hereof, so long as the Holder holds this Warrant or any Warrant Shares in respect of which any put rights provided for in Sections 9 and 10 have not terminated, the Company shall not grant, directly or indirectly, to any Person or agree to otherwise become obligated in respect of
(i) any rights to require the Company to purchase or redeem securities of the Company upon the demand of any Person or (ii) rights in the nature or substantially in the nature of those set forth in Sections 9 and 10 hereof; in each case, without the prior written consent of the Required Holders or unless such rights are expressly subject and subordinated to the put rights of the holders of Warrant Securities pursuant to Sections 9 and 10 hereof on terms reasonably satisfactory to the Required Holders. The Company represents and warrants that it has not previously entered into any agreement granting any such rights to any Person.

         SECTION 11. Representations, Warranties and Covenants.

         The Company hereby represents, warrants and covenants to the Holder that so long as Holder holds the Warrant or any Warrant Shares:

         (a) Reservation of Shares. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock as shall be sufficient to enable the Company to issue Common Stock upon exercise of the Warrant.

         (b) Certain Amendments. The Company will not, and will not permit or cause any of its Subsidiaries to directly or indirectly, amend, modify or change any provision of its articles or certificate of incorporation, bylaws, or the terms of any class or series of its Capital Stock to the extent such amendment, modification or change would have an adverse effect on the Holder.

         (c) Limitation on Certain Restrictions. The Company will not, and will not permit or cause any of its Subsidiaries (to the extent the Company has any Subsidiaries after the Closing Date) to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of the Company or any such Subsidiaries to perform and comply with their respective obligations under this Warrant.

         SECTION 12.       Events of Non-Compliance and Remedies.

         (a) Events of Non-Compliance. If the Company fails to keep and fully and promptly perform and observe in all material respects any of the terms, covenants or representations contained or referenced herein within 30 days from the earlier to occur of (A) written notice from the Holder specifying what failure has occurred, or requesting that a specified failure be remedied or (B) an executive officer of the Company becoming aware of such failure (an "Event of Non-Compliance"), the Holder shall be entitled to the remedies set forth in subsection (b) hereof.

         (b) Remedies. On the occurrence of an Event of Non-Compliance, in addition to any remedies the Holder may have under applicable law, the Holder may bring any action for injunctive relief or specific performance of any term or covenant contained herein or in the Credit Agreement, the Company hereby acknowledging that an action for money damages may not be adequate to protect the interests of the Holder hereunder.

         SECTION 13. Definitions.

         As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings. Capitalized terms not appearing below and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement.

         "Affiliate" means, with respect to a Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means (a) the power to vote more than 50% of the securities or other equity interests of a Person having ordinary voting power (on a fully diluted basis), or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Aggregate Number" has the meaning set forth in the Preamble.

         "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banking institutions in Charlotte, North Carolina or New York, New York are authorized or required by law or executive order to be closed.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as in effect on the date hereof.

         "Commencement Date" has the meaning set forth in the Preamble.

         "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

         "Common Stock" means, collectively, the common stock and any other class of capital stock of the Company hereafter authorized having the right to share in distributions either of earnings or assets without limit as to amount or percentage.

         "Company" has the meaning set forth in the Preamble.

         "Convertible Securities" means evidences of indebtedness, shares of stock or other securities (including, but not limited to options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

         "Credit Agreement" means the Credit Agreement dated as of March 12, 1999 between the Company as borrower, certain subsidiaries as guarantors, NationsBank, N.A. as agent, and the lenders listed on the signature pages thereto, as amended by that Amendment Agreement and Waiver to the Credit Agreement dated as of April 14, 2000, the Second Amendment Agreement and Waiver dated as of June 9, 2000, the Third Amendment dated as of March 28, 2001, and as further amended or supplemented from time to time.

         "Distribution" has the meaning set forth in Section 6(a)(ii).

         "Election to Purchase" has the meaning set forth in Section 2(a).

         "Escrow Agreement" means the Warrant Escrow Agreement of even date between the Company, Bank of America, N.A., as Agent for the Lenders, Investors Title Accommodation Corporation as escrow Agent, and the Lenders listed on the signature pages thereto, as amended or supplemented from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

         "Exempt Issuance" has the meaning set forth in Section 6.

         "Exercise Amount" has the meaning set forth in Section 2(a).

         "Exercise Notice" has the meaning set forth in Section 10(b).

         "Exercise Price" has the meaning set forth in the Preamble.

         "Expiration Date" has the meaning set forth in the Preamble.

         "Fair Market Value Per Share" means as of a particular date the average (weighted by daily trading volume) of the closing prices of the Common Stock on all securities exchanges on which such security may be listed at the time, or, if there has been no sales on any such exchange on any day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York Time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated or any similar successor organization, in each such case averaged over a period of 30 days consisting of the day as of which the "Fair Market Value Per Share" is being determined and the 29 consecutive days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Fair Market Value Per Share" shall be (a) the fair market value of the Outstanding Common Stock based upon an arm's-length sale of the Company on such date (including its ownership interest in all Persons) as an entirety, such sale being between a willing buyer and a willing seller and determined without reference to any discount for minority interest, restrictions on transfer, disparate voting rights among classes of capital stock or lack of marketability with respect to capital stock divided by
(b) the aggregate number of shares of Outstanding Common Stock; provided, however, that in no event shall "Fair Market Value Per Share" be deemed to be less than the applicable Exercise Price per share subject to proportional adjustment upon the occurrence of an event specified in Section 6(a)(i). The Fair Market Value Per Share shall be determined by the disinterested members of the Board of Directors of the Company in good faith within 10 days of any event for which such determination is required and such determination (including the basis therefor) shall be promptly provided to the Holder. Such determination shall be binding on the Holder unless the Holder objects thereto in writing within 10 Business Days of receipt. In the event the Company and the Holder cannot agree on the Fair Market Value Per Share within 10 Business Days of the date of the Holder's objection, the Fair Market Value Per Share shall be determined by a disinterested appraiser (which may be a national or regional investment bank or national accounting firm) mutually selected by the Company and the Holder, the fees and expenses of which shall be paid 50% by the Company and 50% by the Holder unless such determination results in a Fair Market Value Per Share more than 110% of the Fair Market Value Per Share initially determined by the Company in which case such fees and expenses shall be borne by the Company. Any selection of a disinterested appraiser shall be made in good faith within seven Business Days after the end of the last 10 Business Day period referred to above and any determination of Fair Market Value Per Share by a disinterested appraiser shall be made within 30 days of the date of selection.

         "Fourth Amendment and Waiver Agreement" means the Fourth Amendment and Waiver Agreement, dated as of April 3, 2001, among the Company, the Guarantors listed on the signature pages thereof, the Lenders and the Agent.

         "Fully Diluted" means, with respect to the Common Stock, as of a particular time the total outstanding shares of Common Stock as of such time, determined by treating all warrants and options to purchase for Common Stock as having been exercised and by treating all outstanding Convertible Securities as having been so converted.

         "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Holder" means Bank of America, N.A., as agent for the Lenders, and its successors and assigns.

         "Legally Available Funds" means, with respect to any redemption of the Warrant Securities pursuant to Section 10 hereof, the amount of funds of the Company legally available for such redemption as required under the General Corporation Law of the State of Delaware, as amended, or any comparable provision of any succeeding law.

         "Material Adverse Effect" means a material adverse effect upon the business, assets or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

         "Organic Change" means (i) the sale, assignment, transfer, pledge or other disposition by the Company of any equity interests of any Subsidiary or the authorization or issuance by any Subsidiary of any equity securities or interests which results in a dilution of the Company's ownership of such Subsidiary; (ii) any sale, lease or exchange of all or substantially all the property and assets of the Company or any Subsidiary whether or not in the ordinary course of business and whether directly or through the sale of equity securities or interests of any Subsidiary or Subsidiaries or otherwise; (iii) any merger or consolidation to which the Company or any Subsidiary is a party other than (A) the merger of a wholly owned Subsidiary into the Company and (B) a merger in which the Company is the surviving corporation and which does not result in a Change of Control or (iv) the liquidation, winding up or dissolution of the Company or any of its Subsidiaries.

         "Other Holders" has the meaning set forth in Section 10(b).

         "Outstanding Common Stock" of the Company means, as of the date of determination, the sum (without duplication) of the following: (a) the number of shares of Common Stock then outstanding at the date of determination, (b) the number of shares of Common Stock then issuable upon the exercise of the Warrant (as such number of shares may be adjusted pursuant to the terms hereof) and (c) the number of shares of Common Stock then issuable upon the exercise or conversion of Convertible Securities and any warrants, options or other rights to subscribe for or purchase Common Stock or Convertible Securities (but excluding any unvested options and securities not then exercisable for or convertible into Common Stock).

         "Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or other entity of any kind and includes any successor (by merger or otherwise) of such entity.

         "Principal Office" means the Company's principal office as set forth in
Section 18 hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Holder.

         "Public Offering" means a registered public offering of the Company's equity securities (other than offerings pursuant to Form S-4 and Form S-8 (as provided for under the Securities Act) or any successor forms thereto).

         "Put Event" has the meaning set forth in Section 9(b).

         "Put Exercise Date" has the meaning set forth in Section 10(a).

         "Put Notice" has the meaning set forth in Section 10(a).

         "Put Redemption Date" has the meaning set forth in Section 10(a).

         "Put Redemption Price" has the meaning set forth in Section 10(c).

         "Put Redemption Price Calculation Date" has the meaning set forth in
Section 10(c).

         "Registration Rights Agreement" means the Registration Rights Agreement of even date between the Company, the Holder and the other lenders listed on the signature pages thereto, as amended or supplemented from time to time.

         "Regulatory Requirement" has the meaning set forth in Section 5(c).

         "Required Holders" means the beneficial holders of at least 51% of the Warrant Securities then outstanding determined on a Fully Diluted basis.

         "Restrictions on Purchase" means that, at the time of the closing of a redemption under Section 10, the Company would not have sufficient Legally Available Funds to redeem the Warrant Securities.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

         "Stock Combination" has the meaning set forth in Section 6(a)(i)(C).

         "Stock Dividend" has the meaning set forth in Section 6(a)(i)(A).

         "Stock Subdivision" has the meaning set forth in Section 6(a)(i)(B).

         "Subsidiary" means, as to a Person, any corporation, partnership or other entity of which more than 50% of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by or otherwise controlled by such Person.

         "Warrant" has the meaning set forth in Section 1(a).

         "Warrant Securities" means the Warrant and the Warrant Shares, collectively.

         "Warrant Shares" means (a) the shares of Common Stock issued or issuable upon exercise of this Warrant in accordance with its terms and (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock.

         SECTION 14. Survival of Provisions. Notwithstanding the full exercise by the Holder of its rights to purchase Common Stock hereunder, the provisions of Sections 5(c), 5(d) and 9 through 23 of this Warrant shall survive such exercise until such time as the rights of the Required Holders to have the Company redeem all Warrant Securities held by the Holder have been fully exercised.

         SECTION 15. Delays, Omissions and Indulgences. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder upon any breach or default of the Company under this Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Holder's part of any breach or default under this Warrant, or any waiver on the Holder's part of any provisions or conditions of this Warrant must be in writing and that all remedies, either under this Warrant, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

         SECTION 16. Rights of Transferees. Subject to Section 8, the rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares) until extinguished pursuant to the terms hereof.

         SECTION 17. Captions. The titles and captions of the Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

         SECTION 18. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

            (a)   if to the Company:

                                    Access Worldwide Communications, Inc.
                                    4950 Blue Lake Drive, Suite 300
                                    Boca Raton, FL 33431
                                    Attention:  Mr. Michael Dinkins
                                    Telecopy No.:  (800) 464-8599

                  with a copy to:

                                    Shapiro, Abrams & Zedeck
                                    1776 North Pine Island Road, Suite 326
                                    Fort Lauderdale, FL 33322
                                    Attention:  Kenneth Shapiro, Esq.
                                    Telecopy No.:  (954) 523-0997

            (b)   if to the Holder:

                                    Bank of America, N.A.
                                    8300 Greensboro Drive
                                    Suite 800
                                    McLean, VA 22102
                                    Attention:  Mr. James W. Harper
                                    Telecopy No.:  (703) 761-8559

                  with a copy to:

                                    Moore & Van Allen, PLLC
                                    100 North Tryon Street, Floor 47
                                    Charlotte, NC 28202-4003
                                    Attention:  David L. Eades, Esq.
                                    Telecopy No.: (704) 378-2044

                  and to:

                                    Fleet National Bank
                                    502 Carnegie Center
                                    Mail Stop: NJRP 44802B
                                    Princeton, NJ 08543
                                    Attn: Mr. Stephen Hill
                                    Facsimile No.: (609) 799-9198

                  with a copy to:

                                    FSC Corp.
                                    c/o Bank Boston Capital
                                    175 Federal Street -  10th Floor
                                    Boston, MA  02210
                                    Attn:  Ms. Mary Josephs Reilly
                                    Facsimile No.:  (617) 434-1153

                                    ARK CLO 2000-1, Limited
                                    c/o Patriarch Partners, LLC
                                    40 Wall Street - 25th Floor
                                    New York, NY  10005
                                    Attn:  Lynn Tilton/Dennis Dolan
                                    Facsimile No.: (212) 825-2038
                  with a copy to:

                                    Woodside Capital
                                    36 Woodland Street
                                    Hartford, CT  06105
                                    Attn:  Mr. Scott Schooley
                                    Facsimile No.:  (860) 547-1870

                                    European American Bank
                                    1 EAB Plaza
                                    Uniondale, NY 11555
                                    Attn:  Mr. Michael Cipot
                                    Facsimile No.:  (516) 296-5613

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         SECTION 19. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties hereto their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

         SECTION 20. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         SECTION 21. Governing Law. This Warrant is to be construed and enforced in accordance with and governed by the laws of the State of North Carolina and without regard to the principles of conflicts of law of such state.

         SECTION 22. Entire Agreement. This Warrant, the Fourth Amendment and Waiver Agreement, the Registration Rights Agreement and the Escrow Agreement are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

         SECTION 23. Rules of Construction. Unless the context otherwise requires, "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Warrant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                   [Remainder of Page Intentionally Omitted.]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be issued and executed in its corporate name by its duly authorized officers and its corporate seal to be affixed hereto as of the date below written.

DATED:                                 ACCESS WORLDWIDE COMMUNICATIONS, INC.
      ------------------------
[CORPORATE SEAL]                       By:
                                          -------------------------------------
                                          Name:
                                          Title:




ATTEST:

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



PAGE

                                                                      EXHIBIT A

                               NOTICE OF EXERCISE

To:
   -----------------------------------

   -----------------------------------

   ----------------------------------


         1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to ________ shares of Common Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

         2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

                         ----------   Exercise for Cash

                         ----------   Cashless Exercise

         3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:


                                           -------------------------------------
                                            (Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:


                                           -------------------------------------
                                           (Address of Record Holder/Transferee)

         4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:


                                           -------------------------------------
                                            (Name of Record Holder/Transferee)
and deliver such warrant to the following address:


                                           -------------------------------------
                                           (Address of Record Holder/Transferee)


                                           -------------------------------------
                                           (Signature)

-----------------------------------
(Date)





CHAR1\582727_ 9